EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration
Statement (Form S-8) pertaining to the 1993 Employee Stock Purchase Plan of S3 Incorporated of our report dated January 31, 2000, with respect to the consolidated financial statements and schedule of S3 Incorporated included in its Annual Report (Form 10-K), for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                    /s/ ERNST & YOUNG LLP
                                    San Jose, California


                                    October 27, 2000